Exhibit 4.22

AMENDMENT NO. 2 TO LOAN AGREEMENT

This Amendment No. 2 to Loan Agreement (this “Amendment”) dated as of December 17, 2003 is entered into with reference to the Loan Agreement dated as of January 24, 2003 among The United Auburn Indian Community, a federally recognized Indian tribe (“Borrower”), the Lenders referred to therein, Wells Fargo Bank, N.A., as Syndication Agent, and Bank of America, N.A., as Administrative Agent (as heretofore amended by an Amendment No. 1 dated as of July 23, 2003, the “Loan Agreement”), with reference to the following facts:

A.            Pursuant to Amendment No. 1, the Lenders agreed to permit the making of Distributions and prepayments in respect of Subordinated Obligations based upon the “Monthly Pro Forma Fixed Charge Coverage Ratio.

B.            The Sub Debt Contributions have been repaid in full.

C.            Borrower and the Lenders desire to further revise the ability of the Borrower to make Distributions as set forth herein.

NOW, THEREFORE, Borrower and the Administrative Agent, acting with the consent of the Requisite Lenders pursuant to Section 12.2 of the Loan Agreement, hereby agree to amend the Loan Agreement as follows:

1.             Defined Terms.  This Amendment is one of the Loan Documents referred to in the Loan Agreement, and capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

2.             Representation and Warranty.  In order to induce the Administrative Agent to enter into this Amendment, Borrower represents and warrants to the Administrative Agent and the Lenders that as of the date of this Amendment, and giving effect hereto, no Default or Event of Default has occurred and remains continuing.

3.             Section 6.5(b) – Distributions.  Section 6.5(b) of the Loan Agreement is hereby amended to read in full as follows:

“(b) following the Opening Date, other Distributions to Borrower made during any calendar month in an amount not to exceed Available Cash Flow for the immediately preceding calendar month; provided that:

(i)            giving effect to the making of such Distribution, the Monthly Pro Forma Fixed Charge Coverage Ratio, calculated on a pro forma basis as of the last day of the immediately preceding calendar month, is not less than 1.25:1.00;

(ii)           giving effect to the making of the Distribution, no Default or Event of Default exists;

(iii)          during the ten Business Day period prior to the making of any Distribution under this clause (b), Borrower and Station Management shall have provided the Administrative Agent with a Payment Certificate certifying as to such matters.”

4.             Section 6.13 – Fixed Charge Coverage Ratio.  Section 6.13 of the Loan Agreement is hereby amended to read in full as follows:

“6.13 Fixed Charge Coverage Ratio.  Permit the Fixed Charge Coverage Ratio as of the last day of any Fiscal Quarter to be less than 1:25:1.00.”

5.             Section 8.1(d) – Tribe’s Audited Financial Statements.  Section 8.1(d) of the Loan Agreement is hereby amended to read in full as follows:

“(d)         As soon as practicable, and in any event within 180 days after the end of each fiscal year of Borrower, the audited financial statements of Borrower in respect of its consolidated governmental operations, provided that such financial statements, and the related audit opinion, shall not be required to address the gaming operations of the Borrower;”

6.             Form of Payment Certificate.  Exhibit L to this Agreement is hereby deemed attached to the Loan Agreement as Exhibit L thereto, the form of the Payment Certificate.

7.             Conditions Precedent.  This Amendment shall be subject to the fulfillment of each of the following conditions precedent:

a.             The Administrative Agent shall have received written consents hereto executed by the Requisite Lenders, substantially in the form of Exhibit C hereto;

b.             Each of the representations and warranties of the Borrower set forth herein shall be true and correct; and

c.             Station and Station Management shall each have executed the consent hereto appended following the signature pages hereof.

[Remainder of this page intentionally left blank – signatures follow]

8.             Confirmation.  The other provisions of the Loan Agreement and the Loan Documents are hereby confirmed.  Without limitation on the foregoing, the Borrower confirms that the waiver of sovereign immunity set forth in Section 12.31 of the Loan Agreement applies to this Amendment.

IN WITNESS WHEREOF, the Borrower and the Administrative Agent have executed this Amendment by their duly authorized representatives.

THE UNITED AUBURN INDIAN COMMUNITY

By:	Jessica Tavares /s/
Jessica Tavares, Chairperson

BANK OF AMERICA, N.A., as Administrative Agent

By:	Janice Hammond /s/
Janice Hammond, Vice President

The undersigned hereby consent to the execution, delivery and delivery of the foregoing Amendment.

STATION CASINOS, INC.

By:	Glenn C. Christenson /s/
Glenn C. Christenson, Executive Vice
President and Chief Financial Officer

STATION CALIFORNIA, LLC

By:	Glenn C. Christenson /s/
Glenn C. Christenson, Chief Financial Officer

Exhibit A

CONSENT OF LENDER

Reference is hereby made to the Loan Agreement dated as of January 24, 2003 (the “Loan Agreement”) among The United Auburn Indian Community, a federally recognized Indian tribe (“Borrower”) the Lenders referred to therein, Wells Fargo Bank, N.A., as Syndication Agent, and Bank of America, N.A., as Administrative Agent.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 2 to Loan Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated as of December 17, 2003.

BANK OF AMERICA, N.A.
[Name of Lender]

By:	Scott L. Faber /s/
Scott L. Faber, Managing Director

4

Exhibit A

CONSENT OF LENDER

Reference is hereby made to the Loan Agreement dated as of January 24, 2003 (the “Loan Agreement”) among The United Auburn Indian Community, a federally recognized Indian tribe (“Borrower”) the Lenders referred to therein, Wells Fargo Bank, N.A., as Syndication Agent, and Bank of America, N.A., as Administrative Agent.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 2 to Loan Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated as of December 17, 2003.

BANK OF SCOTLAND
[Name of Lender]

By:	Joseph Fratus /s/
Joesph Fratus, First Vice President

4

Exhibit A

CONSENT OF LENDER

Reference is hereby made to the Loan Agreement dated as of January 24, 2003 (the “Loan Agreement”) among The United Auburn Indian Community, a federally recognized Indian tribe (“Borrower”) the Lenders referred to therein, Wells Fargo Bank, N.A., as Syndication Agent, and Bank of America, N.A., as Administrative Agent.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 2 to Loan Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated as of December 16, 2003.

BANK ONE, N.A.
[Name of Lender]

By:	Candace A. Jaffrey /s/
Candace A. Jaffrey, Director

4

Exhibit A

CONSENT OF LENDER

Reference is hereby made to the Loan Agreement dated as of January 24, 2003 (the “Loan Agreement”) among The United Auburn Indian Community, a federally recognized Indian tribe (“Borrower”) the Lenders referred to therein, Wells Fargo Bank, N.A., as Syndication Agent, and Bank of America, N.A., as Administrative Agent.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 2 to Loan Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated as of December 22, 2003.

THE CIT GROUP/EQUIPMENT FINANCING, INC.

By:	Katie J. Saunders /s/
Katie J. Saunders, Senior Credit Analyst

4

Exhibit A

CONSENT OF LENDER

Reference is hereby made to the Loan Agreement dated as of January 24, 2003 (the “Loan Agreement”) among The United Auburn Indian Community, a federally recognized Indian tribe (“Borrower”) the Lenders referred to therein, Wells Fargo Bank, N.A., as Syndication Agent, and Bank of America, N.A., as Administrative Agent.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 2 to Loan Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated as of December 15, 2003.

COMERICA WEST INCORPORATED
[Name of Lender]

By:	Eoin Collins /s/
Eoin Collins, Vice President

4

Exhibit A

CONSENT OF LENDER

Reference is hereby made to the Loan Agreement dated as of January 24, 2003 (the “Loan Agreement”) among The United Auburn Indian Community, a federally recognized Indian tribe (“Borrower”) the Lenders referred to therein, Wells Fargo Bank, N.A., as Syndication Agent, and Bank of America, N.A., as Administrative Agent.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 2 to Loan Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated as of December 17, 2003.

DEUTSCHEBANK TRUST COMPANY AMERICAS
[Name of Lender]

By:	S.P. Lagham /s/
S.P. Lagham, Director

4

Exhibit A

CONSENT OF LENDER

Reference is hereby made to the Loan Agreement dated as of January 24, 2003 (the “Loan Agreement”) among The United Auburn Indian Community, a federally recognized Indian tribe (“Borrower”) the Lenders referred to therein, Wells Fargo Bank, N.A., as Syndication Agent, and Bank of America, N.A., as Administrative Agent.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 2 to Loan Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated as of December 17, 2003.

CREDIT LYONNAIS NEW YORK BRANCH
[Name of Lender]

By:	F. Frank Herrera /s/
F. Frank Herrera, Vice President

4

Exhibit A

CONSENT OF LENDER

Reference is hereby made to the Loan Agreement dated as of January 24, 2003 (the “Loan Agreement”) among The United Auburn Indian Community, a federally recognized Indian tribe (“Borrower”) the Lenders referred to therein, Wells Fargo Bank, N.A., as Syndication Agent, and Bank of America, N.A., as Administrative Agent.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 2 to Loan Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated as of December 17, 2003.

HIGHLAND LOAN FUNDING V LTD.
[Name of Lender]

By:	Todd Travers /s/
Todd Travers, Senior Portfolio Manager

4

Exhibit A

CONSENT OF LENDER

Reference is hereby made to the Loan Agreement dated as of January 24, 2003 (the “Loan Agreement”) among The United Auburn Indian Community, a federally recognized Indian tribe (“Borrower”) the Lenders referred to therein, Wells Fargo Bank, N.A., as Syndication Agent, and Bank of America, N.A., as Administrative Agent.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 2 to Loan Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated as of December 17, 2003.

RESTORATION FUNDING CLO LTD
[Name of Lender]

By:	Todd Travers /s/
Todd Travers, Senior Portfolio Manager

4

Exhibit A

CONSENT OF LENDER

Reference is hereby made to the Loan Agreement dated as of January 24, 2003 (the “Loan Agreement”) among The United Auburn Indian Community, a federally recognized Indian tribe (“Borrower”) the Lenders referred to therein, Wells Fargo Bank, N.A., as Syndication Agent, and Bank of America, N.A., as Administrative Agent.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 2 to Loan Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated as of December 17, 2003.

WELLS FARGO BANK, N.A.
[Name of Lender]

By:	Clark A. Wood /s/
Clark A. Wood, Vice President

[Exhibit L to Loan Agreement and to Amendment No. 2 to Loan Agreement]

PAYMENT CERTIFICATE

This Payment Certificate is delivered to Bank of America, N.A., as Administrative Agent, with reference to the Loan Agreement dated as of January 24, 2003 among The United Auburn Indian Community, a federally recognized Indian tribe (“Borrower”), the Lenders referred to therein, Wells Fargo Bank, N.A., as Syndication Agent, and Bank of America, N.A., as Administrative Agent (as amended, the “Loan Agreement”).  Within the ten Business Day period following the delivery of this Certificate, the Borrower intends to [check one]:

                Make a prepayment of Subordinated Obligations pursuant to Section 6.1 of the Loan Agreement in the principal amount of $                                                .

                Make a Distribution in the amount of $                                                pursuant to Section 6.5(b) of the Loan Agreement.

In connection the prepayment of Sub Debt Contributions or Distribution (the “Payment”) described above, the undersigned hereby certifies that:

(a)           Available Cash Flow for the calendar month (the “Test Month”) immediately preceding the date of this Certificate was $                                                .

(b)           giving pro forma effect to the Payment and all other Payments heretofore made or to be made during the current month, as of the last day of the Test Month the Monthly Pro Forma Fixed Charge Coverage Ratio is not less than 1.25:1.00.

Calculations supporting the above certifications are attached hereto and incorporated herein by this reference [attach spreadsheet in substantially in the form supplied].

IN WITNESS WHEREOF, the undersigned have executed this Amendment by its duly authorized representatives.

THE UNITED AUBURN INDIAN COMMUNITY

By:

Title:

STATION CALIFORNIA, LLC

By:

Title: